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                                  EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
Isolyser Company, Inc.

We consent to the incorporation by reference in Registration Statements No. 33-85668, 33-93526, 33-93528, 333-11407, 333-36049, 333-70033, 333-81605, and
333-81637 of Isolyser Company, Inc. on Form S-8 of our report dated February 19, 2002, appearing in the Annual Report on Form 10-K of Isolyser Company, Inc. for the year ended December 31, 2001.





Atlanta, Georgia                                   Deloitte & Touche LLP
March 28, 2002